United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant     ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CREATIVE LEARNING CORP.

(Name of Registrant As Specified In Its Charter)

_______________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

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CREATIVE LEARNING CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF STOCKHOLDERS – may 19, 2020 at 3:00 PM mountain time
CONTROL ID:
REQUEST ID:

This proxy statement contains information about the 2020 annual meeting of stockholders (“Annual Meeting”) of Creative Learning Corp. (referred to in this proxy statement as “CLCN”, “the Company”, “we”, “our” or “us”). The meeting will be held on Tuesday, May 19, 2020, beginning at 3:00 p.m. (Mountain Time). You will be able to attend the Annual Meeting, vote, and submit your questions during the meeting via live audio webcast through the link www.issuerdirect.com/virtual-event/CLCN.

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on your proxy, it will be voted in accordance with the recommendations of our Board of Directors.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

INTERNET:	https://www.iproxydirect.com/CLCN and following the on-screen instructions.
PHONE:	1-866-752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF CREATIVE LEARNING CORPOTATION			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR	WITHHOLD
Election of five (5) persons to the Company’s Board of Directors:
	Christopher Rego (Board Nominee)		☐	☐
	Rod K. Whiton (Board Nominee)		☐	☐		Control ID:
	Gary Herman (Board Nominee)		☐	☐		REQUEST ID:
	Joyann Kenny-Charlton (Board Nominee)		☐	☐
	John Simento (Board Nominee)		☐	☐
	R. Gary Zell, II (Board Nominee)		☐	☐
	Mark David Shaw (Shareholder Nominee)		☐	☐
Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the selection of Mac Accounting Group, LLC as our independent registered public accounting firm for the fiscal year ending September 30, 2020		☐	☐	☐

Proposal 3		à	FOR	AGAINST	ABSTAIN
	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED FOR THE PROPOSALS, PROPOSAL 1 WILL BE VOTED “FOR” THE “BOARD NOMINEES,” AND PROPOSAL 2 WILL BE VOTED “FOR” THE PROPOSAL.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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